Vanguard Total International Stock Index Fund

Supplement to the Prospectus Dated November 29, 2010

Important Change to Vanguard Total International Stock Index Fund

New Target Index For Vanguard Total International Stock Index Fund

The board of trustees of Vanguard Total International Stock Index Fund has approved the adoption of the MSCI® All Country World ex USA Investable Market Index as the new target index for the Fund. The Fund is expected to implement the index change in the coming months. The Fund’s ETF Shares will not be available until the Fund has fully transitioned to its new target index.

The MSCI All Country World ex USA Investable Market Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of companies located in developed and emerging markets, excluding the United States. The new index includes more than 6,000 stocks of companies located in 44 countries. As of October 31, 2010, the largest markets covered in the new index were the United Kingdom, Japan, Canada, France, Australia, Germany, and Switzerland (which made up approximately 14.7%, 14.5%, 7.8%, 6.5%, 5.9%, 5.5%, and 5%, respectively, of the Index’s market capitalization). The board selected the new index because it seeks to cover 98% of the investable international market.

The new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the Fund’s current index. Compared with the current index, the new index includes small-capitalization stocks as well as stocks of Canadian companies. The transition to the new index will require adjustments to the Fund’s portfolio holdings, which will temporarily increase the Fund’s transaction costs and turnover rate. The transition also may cause the Fund to realize taxable capital gains, although the board expects that gains realized, if any, will be small and likely to be offset by carryforward tax losses.

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Upon completion of the index transition, the indicated sections of the prospectus are amended as follows:

Prospectus and Summary Prospectus Text Changes

The text under the heading “Investment Objective” is replaced as follows:

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

The text under the heading “Primary Investment Strategies” is replaced as follows:

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® All Country World ex USA Investable Market Index, an index designed to measure equity market performance in developed and emerging markets, excluding the United States. The Index includes more than 6,000 stocks of companies located in 44 countries. As of October 31, 2010, the largest markets covered in the Index were the United Kingdom, Japan, Canada, France, Australia, Germany, and Switzerland (which made up approximately 14.7%, 14.5%, 7.8%, 6.5%, 5.9%, 5.5%, and 5%, respectively, of the Index’s market capitalization). The Fund invests substantially all of its assets in the common stocks included in its target index, while employing a form of sampling to reduce risk.

Under the heading “Primary Risks,” the following text is added:

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from the overall global stock market. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global market, and they often perform quite differently.

Prospectus Text Changes

Under the heading “Market Exposure,” the following text replaces similar text in the first paragraph:

The Total International Stock Index Fund invests substantially all of its assets in the stocks included in the MSCI All Country World ex USA Investable Market Index.

Also under the heading “Market Exposure,” the following text replaces similar text in the last paragraph:

Total International Stock Index Fund. The Fund invests substantially all of its assets in the stocks held in the MSCI All Country World ex USA Investable Market Index. As of October 31, 2010, the approximate allocation of the Index was as follows: 44% in the European region; 24% in the Pacific region; 24% in Emerging Markets; and 8% in Canada. As of October 31, 2010, the Index had an asset-weighted median market capitalization of $21.3 billion.

The Total International Stock Index Fund is subject to investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from the global stock market. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global market, and they often perform quite differently.

The Total International Stock Index Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

In the Glossary of Investment Terms section, the following text is added:

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 113A 112010

Vanguard STAR® Funds

Supplement to the Statement of Additional Information Dated November 29, 2010

The ETF Shares of Vanguard Total International Stock Index Fund have not yet commenced operations.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI056A 112010